Fees Summary	Nov. 03, 2023 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,489.17
Total Fee Amount	4,489.17
Total Transaction Valuation	30,414,418.00
Total Offset Amount	0.00
Net Fee	$ 0.00